                                                              EXHIBIT 99.906CERT

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            ---------------------------------------------------------

     In connection with the shareholder  report of American  Century  Government
Income Trust (the  "Registrant")  on Form N-CSR for the period  ending March 31,
2005 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:  May 27, 2005

                                   /s/ William M. Lyons
                                   ------------------------------------------
                                   William M. Lyons
                                   President
                                   (chief executive officer)

                                   /s/ Maryanne L. Roepke
                                   ------------------------------------------
                                   Maryanne L. Roepke
                                   Sr. Vice President, Treasurer, and
                                   Chief Accounting Officer
                                   (chief financial officer)